UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 30, 2019

Papa John's International, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-21660	61-1203323
(Commission File Number)	(IRS Employer Identification No.)

2002 Papa John's Boulevard
Louisville, Kentucky 40299-2367
(Address of principal executive offices) (Zip Code)

(502) 261-7272
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on April 30, 2019. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

Election of Directors. The stockholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors to serve until his or her successor is duly elected and qualified. The following is a breakdown of the voting results:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Christopher L. Coleman	20,868,809	9,757,976	63,892	3,136,956
Michael R. Dubin	21,154,494	46,636	9,489,547	3,136,956
Olivia F. Kirtley	19,098,527	11,536,318	55,832	3,136,956
Laurette T. Koellner	20,881,972	9,751,668	57,037	3,136,956
Jocelyn C. Mangan	21,160,574	48,989	9,481,114	3,136,956
Sonya E. Medina	20,892,360	9,738,481	59,836	3,136,956
Shaquille R. O’Neal	21,157,813	52,439	9,480,425	3,136,956
Steven M. Ritchie	20,896,307	9,733,946	60,424	3,136,956
Anthony M. Sanfilippo	21,144,123	57,828	9,488,726	3,136,956
Jeffrey C. Smith	21,130,006	76,175	9,484,496	3,136,956

Appointment of KPMG LLP as the Company’s Independent Auditors. The stockholders of the Company ratified the appointment of KPMG LLP as the Company’s independent auditors for 2019. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

24,090,325	77,355	9,659,953	-

Advisory Approval of the Company’s Executive Compensation. The stockholders of the Company approved a resolution on advisory approval of executive compensation. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

20,516,450	585,995	9,588,232	3,136,956

Ratification of the Company’s Rights Agreement, as amended. The stockholders of the Company ratified the adoption of the Rights Agreement, as amended. The following is a breakdown of the voting results:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

20,030,942	10,345,825	313,910	3,136,956

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA JOHN'S INTERNATIONAL, INC.

Date: May 3, 2019	By:	/s/ Joseph H. Smith

	Name:	Joseph H. Smith
	Title:	Senior Vice President and Chief Financial Officer